UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020 (June 30, 2020)

Match Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

8750 North Central Expressway, Suite 1400
Dallas, TX	75231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 576-9352

IAC/InterActiveCorp

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001 per share	MTCH	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on June 30, 2020 of the transactions contemplated by that certain Transaction Agreement (the “Transaction Agreement”), dated as of December 19, 2019 and amended as of April 28, 2020 and as further amended as of June 22, 2020, by and among (i) IAC/InterActiveCorp, a Delaware corporation (“Old IAC”) and now known as Match Group, Inc. (“New Match” or the “Company”), (ii) IAC Holdings, Inc., a Delaware corporation (“IAC Holdings”) (now known as IAC/InterActiveCorp (“New IAC”)), (iii) Valentine Merger Sub LLC, a Delaware limited liability company, and now known as Match Group Holdings II, LLC (“Match Merger Sub”), and (iv) Match Group, Inc., a Delaware corporation (“Old Match”) (collectively, the “Parties”).

On June 30, 2020, pursuant to the Transaction Agreement, the Parties completed the separation of the businesses of Old Match from the remaining businesses of Old IAC (the “Separation”) through a series of transactions that resulted in the pre-transaction stockholders of the Company owning shares in two, separate public companies—(1) New Match, which retained the businesses of Old Match and certain Old IAC financing subsidiaries (the “Match Businesses”), and (2) New IAC, which was renamed “IAC/InterActiveCorp” and which owns IAC’s other businesses (the “IAC Businesses”)—and the pre-transaction stockholders of Old Match (other than Old IAC) owning shares in New Match. Following completion of the Separation, the Company’s common stock, par value $0.001 per share (“Company Common Stock”), began trading under the symbol “MTCH” on The Nasdaq Global Select Market (“Nasdaq”) on July 1, 2020.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2020, the Company entered into several agreements with IAC Holdings in connection with the completion of the Separation, including the following:

•	Transition Services Agreement;

•	Amended and Restated Employee Matters Agreement; and

•	Tax Matters Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “The Transaction Agreement—Ancillary Agreements” contained in Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-236420) filed by Old IAC and IAC Holdings on April 28, 2020 (the “Registration Statement”). These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, where are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

In addition, on June 30, 2020, prior to the effective time of the Reclassification (as defined below), pursuant to the Demand Promissory Note (the “Note”), dated as of June 30, 2020, Old Match loaned Old IAC an aggregate principal amount of $853,598,364.00 (the “Match Loan”), which is equal to the product of (i) $3.00 and (ii) the number of shares of Old Match capital stock outstanding immediately prior to the effective time of the Reclassification, excluding any shares of Old Match capital stock held by a wholly owned subsidiary of Old Match. Following receipt by Old IAC of the full amount of the Match Loan, as part of the Restructuring Transactions (as defined below), Old IAC contributed the proceeds of the Match Loan to New IAC, less an amount equal to the product of $3.00 multiplied by the aggregate number of shares of Old Match capital stock in respect of which the holders thereof made a valid cash election in connection with the Match merger (as defined below). Following the Separation, the Match Loan became an obligation of New Match payable to Old Match and may be eliminated during certain intercompany transactions between Old Match and New Match. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text thereof, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In connection with the completion of the Separation, New Match retained certain Old IAC financing subsidiaries that are the issuers of currently outstanding Old IAC exchangeable notes. As such, pursuant to the terms of the Transaction Agreement, on June 30, 2020, the Company and Computershare Trust Company, N.A., as Trustee (the “Trustee”), entered into the following three supplemental indentures to, among other things, reflect New Match as the guarantor of the exchangeable notes and the reclassification of Old IAC Common Stock (as defined below) into Company Common Stock:

•	the Supplemental Indenture (the “2022 Notes Supplemental Indenture”), by and among the Company, IAC FinanceCo, Inc., now known as Match Group FinanceCo, Inc. (“FinanceCo”) and the Trustee, to that certain Indenture, dated as of October 2, 2017, by and among Old IAC, FinanceCo and the Trustee (the “2022 Notes Indenture”), relating to the issuance of FinanceCo’s 0.875% Exchangeable Senior Notes due 2022 (the “2022 Notes”);

•	the Supplemental Indenture (the “2026 Notes Supplemental Indenture”), by and among the Company, IAC FinanceCo 2, Inc., now known as Match Group FinanceCo2, Inc. (“FinanceCo 2”) and the Trustee, to that certain Indenture, dated as of May 28, 2019, by and among Old IAC, FinanceCo 2 and the Trustee (the “2026 Notes Indenture”), relating to the issuance of FinanceCo 2’s 0.875% Senior Exchangeable Notes due 2026 (the “2026 Notes”); and

•	the Supplemental Indenture (the “2030 Notes Supplemental Indenture”), by and among the Company, IAC FinanceCo 3, Inc., now known as Match Group FinanceCo3, Inc. (“FinanceCo 3”) and the Trustee, to that certain Indenture, dated as of May 28, 2019, by among Old IAC, FinanceCo 3 and the Trustee (the “2030 Notes Indenture”), relating to the issuance of FinanceCo 3’s 2.00% Senior Exchangeable Notes due 2030 (the “2030 Notes”).

A summary of the principal terms of the 2022 Notes is set forth in Old IAC’s Current Report on Form 8-K filed on October 6, 2017 and a summary of the principal terms of the 2026 Notes and the 2030 Notes is set forth in the Registrant’s Current Report on Form 8-K filed on May 28, 2019. These summaries are incorporated herein by reference. The summaries and the foregoing descriptions of each of the 2022 Notes Indenture, the 2022 Notes Supplemental Indenture, the 2026 Notes Indenture, the 2026 Notes Supplemental Indenture, the 2030 Notes Indenture and the 2030 Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7, respectively, and are incorporated herein by reference.

In addition, Match Merger Sub, as an indirect wholly-owned subsidiary of New Match, entered into the following agreements in connection with the completion of the Separation, reflecting the assumption by Match Merger Sub of Old Match’s rights and obligations under each of the following debt agreements:

•	the Supplemental Indenture (the “5.000% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of December 4, 2017, by and between Old Match and the Trustee (the “5.000% Notes Indenture”), relating to the issuance of Old Match’s 5.000% Senior Notes due 2027 (the “5.000% Notes”);

•	the Supplemental Indenture (the “4.625% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of May 19, 2020, by and between Old Match and the Trustee (the “4.625% Notes Indenture”), relating to the issuance of Old Match’s 4.625% Senior Notes due 2028 (the “4.625% Notes”);

•	the Supplemental Indenture (the “5.625% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of February 15, 2019, by and between Old Match and the Trustee (the “5.625% Notes Indenture”), relating to the issuance of Old Match’s 5.625% Senior Notes due 2029 (the “5.625% Notes”);

•	the Supplemental Indenture (the “4.125% Notes Supplemental Indenture”), by and among Old Match, Match Merger Sub and the Trustee, to that certain Indenture, dated as of February 11, 2020, by and between Old Match and the Trustee (the “4.125% Notes Indenture”), relating to the issuance of Old Match’s 4.125% Senior Notes due 2030 (the “4.125% Notes”); and

•	the Joinder and Reaffirmation Agreement (the “Joinder and Reaffirmation Agreement”), by and among Old Match, Match Merger Sub, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, to that certain Credit Agreement (the “Credit Agreement”), dated as of November 16, 2015, among Old Match, as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, as amended.

A summary of the principal terms of the 5.000% Notes is set forth in Old Match’s Current Report on Form 8-K filed on December 4, 2017. A summary of the principal terms of the 4.625% Notes is set forth in Old Match’s Current Report on Form 8-K filed on May 20, 2020. A summary of the principal terms of the 5.625% Notes is set forth in Old Match’s Current Report on Form 8-K filed on February 15, 2019. A summary of the principal terms of the 4.125% Notes is set forth in Old Match’s Current Report on Form 8-K filed on February 11, 2020. These summaries are incorporated herein by reference. The summaries and the foregoing descriptions of each of the 5.000% Notes Indenture, the 5.000% Notes Supplemental Indenture, the 4.625% Notes Indenture, the 4.625% Notes Supplemental Indenture, the 5.625% Notes Indenture, the 5.625% Notes Supplemental Indenture, the 4.125% Notes Indenture and the 4.125% Notes Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 4.8, 4.9, 4.10, 4.11, 4.12, 4.13, 4.14 and 4.15, respectively, and are incorporated herein by reference.

The foregoing descriptions of the Joinder and Reaffirmation Agreement and the Credit Agreement, as amended, do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 10.20, 10.21, 10.22, 10.23, 10.24 and 10.25, respectively, and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On June 30, 2020, the Company terminated the following agreements with Old Match in connection with the completion of the Separation:

•	Tax Sharing Agreement, dated as of November 24, 2015;

•	Investor Rights Agreement, dated as of November 24, 2015;

•	Services Agreement, dated as of November 24, 2015; and

•	Master Transaction Agreement, dated as of November 24, 2015.

In addition, on June 30, 2020, in connection with the Separation, Old IAC assigned to New IAC, and New IAC accepted from Old IAC, all of Old IAC’s rights and obligations under the following agreements (or, in the case of agreements to which Old IAC was not a party, the Old IAC subsidiary that is a party to such agreement became a subsidiary of New IAC) :

•	Amended and Restated Governance Agreement, dated as of August 9, 2005, among Old IAC, Liberty Media Corporation and Barry Diller, as such agreement was subsequently amended and supplemented by that certain Letter Agreement, dated as of December 1, 2010, by and among Old IAC, Liberty Media Corporation, Liberty USA Holdings, LLC and Barry Diller and that certain Letter Agreement, dated as of December 1, 2010, by and between Old IAC and Barry Diller;

•	Agreement and Plan of Merger by and among Old IAC, Buzz Merger Sub Inc. and Care.com, Inc., dated as of December 20, 2019;

•	Agreement and Plan of Merger, dated as of May 1, 2017, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 26, 2017, by and among Angie’s List, Inc., Old IAC, ANGI Homeservices Inc. and Casa Merger Sub, Inc.;

•	Google Services Agreement, dated as of October 26, 2015, between the Old IAC and Google Inc., as amended by Amendment No. 3 to Google Services Agreement, dated as of February 11, 2019 (with an effective date of April 1, 2020), between Old IAC and Google LLC;

•	Second Amended and Restated Credit Agreement, dated as of November 5, 2018, by and among IAC Group, LLC, the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent;

•	Amended and Restated Credit Agreement, dated as of November 5, 2018, by and among ANGI Homeservices Inc., the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent;

•	Contribution Agreement, dated as of September 29, 2017, by and between Old IAC and ANGI Homeservices Inc.;

•	Employee Matters Agreement, dated as of September 29, 2017, by and between Old IAC and ANGI Homeservices Inc.;

•	Investor Rights Agreement, dated as of September 29, 2017, by and between Old IAC and ANGI Homeservices Inc.;

•	Tax Sharing Agreement, dated as of September 29, 2017, by and between Old IAC and ANGI Homeservices Inc.; and

•	Services Agreement, dated as of September 29, 2017, by and between Old IAC and ANGI Homeservices Inc.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The transactions described under the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, included the following steps (the “Transactions”):

•	Prior to the completion of the Separation, Old IAC transferred to IAC Holdings $837,912,786.00 in cash and the IAC Businesses in certain internal restructuring transactions, including Old IAC’s ownership interests in Care.com, IAC Group, LLC, IAC Work, LLC and certain other assets and associated liabilities, which entities and assets are the entities and assets through which the IAC Businesses have historically been conducted (the “Restructuring Transactions”).

•	In exchange for the transfers referenced immediately above, IAC Holdings issued to Old IAC a total of 79,342,768 shares of common stock of IAC Holdings (“New IAC Common Stock”), 5,789,499 shares of Class B common stock of IAC Holdings (“New IAC Class B Common Stock”) and 1,413,740 shares of Series A Cumulative Preferred Stock of IAC Holdings (“New IAC Preferred Stock”).

•	All of the shares of New IAC Preferred Stock held by Old IAC were exchanged by Old IAC with USANi LLC (“USANi”), a Delaware limited liability company and a wholly owned subsidiary of IAC Holdings, for all of the (i) outstanding notes of Old IAC held by USANi and (ii) outstanding shares of Series C Cumulative Preferred Stock, par value $0.01 per share, of Old IAC and Series D Cumulative Preferred Stock, par value $0.01 per share, of Old IAC held by USANi.

•	Holders of Old IAC common stock, par value $0.001 per share (“Old IAC Common Stock”), received, through a series of steps, in exchange for each outstanding share of Old IAC Common Stock that they held:

o	One share of New IAC Common Stock; and

o	2.1584 shares of Old IAC Class M common stock, par value $0.001 per share (“Old IAC Class M Common Stock”), as calculated pursuant to the definition of the “Reclassification Exchange Ratio” in the Transaction Agreement.

•	Holders of Old IAC Class B common stock, par value $0.001 per share (“Old IAC Class B Common Stock”), received, through a series of steps, in exchange for each outstanding share of Old IAC Class B Common Stock that they held:

o	One share of New IAC Class B Common Stock; and

o	2.1584 shares of Old IAC Class M Common Stock, as calculated pursuant to the definition of the “Reclassification Exchange Ratio” in the Transaction Agreement (the series of steps by which Old IAC stockholders exchange Old IAC Common Stock and Old IAC Class B Common Stock, the “Reclassification”).

•	Old Match merged with and into Match Merger Sub, with Match Merger Sub surviving the merger as an indirect wholly-owned subsidiary of New Match (the “Match merger”).

•	Holders of Old Match common stock, par value $0.001 per share (“Old Match Common Stock”) (other than IAC and its subsidiaries), received, through the Match merger, in exchange for each outstanding share of Old Match Common Stock that they held:

o	One share of Old IAC Class M Common Stock; and

o	At the holder’s election, either (i) $3.00 in cash or (ii) 0.03370 of a share of Old IAC Class M Common Stock, which is equal to Old IAC Class M Common Stock with a value of $3.00, calculated based on the volume-weighted average trading price of shares of Old Match Common Stock for the ten consecutive Nasdaq trading days ending on the fifth Nasdaq trading day immediately before June 30, 2020, minus $3.00, which equaled $88.9466 (an “additional stock election”). Holders of Old Match Common Stock who did not make an election were treated as having made an additional stock election.

•	Effective June 30, 2020, pursuant to amendments to Old IAC’s Restated Certificate of Incorporation, among other changes, Old IAC was renamed “Match Group, Inc.” and the Old IAC Class M Common Stock was renamed “Common Stock.” The information set forth in Item 5.03 of this Current Report on Form 8-K with respect to the Charter Amendments (as defined below) is incorporated by reference into this Item 2.01.

On June 30, 2020, Old IAC filed a registration statement on Form 8-A (the “Form 8-A”), which registered the Old IAC Class M Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company filed an amendment to the Form 8-A to reflect the change of the name of the Old IAC Class M Common Stock to “Common Stock” and the change of Old IAC’s name from “IAC/InterActiveCorp” to “Match Group, Inc.”

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Match Loan, the 2022 Notes Supplemental Indenture, the 2022 Notes Indenture, the 2026 Notes Supplemental Indenture, the 2026 Notes Indenture, the 2030 Notes Supplemental Indenture, the 2030 Notes Indenture, the 5.000% Notes Indenture, the 5.000% Notes Supplemental Indenture, the 4.625% Notes Indenture, the 4.625% Notes Supplemental Indenture, the 5.625% Notes Indenture, the 5.625% Notes Supplemental Indenture, the 4.125% Notes Indenture, the 4.125% Notes Supplemental Indenture, the Joinder and Reaffirmation Agreement and the Credit Agreement is incorporated by reference into this Item 2.03.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 30, 2020, in connection with the consummation of the Separation, Old IAC notified Nasdaq of the completion of the Separation and requested that Old IAC Common Stock be withdrawn from listing on Nasdaq. On June 30, 2020, Nasdaq filed a notification of removal from listing on Form 25 with the Securities and Exchange Commission (the “SEC”) with respect to the Old IAC Common Stock to report the delisting of Old IAC Common Stock from Nasdaq and to suspend trading of Old IAC Common Stock on Nasdaq prior to the opening of trading on July 1, 2020. New Match intends to file with the SEC a certificate of notice of termination on Form 15 with respect to the Old IAC Common Stock, requesting that the Old IAC Common Stock be deregistered under the Exchange Act, and that the reporting obligations of New Match with respect to the Old IAC Common Stock under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 3.03.

The information set forth in Item 5.03 of this Current Report on Form 8-K with respect to the Preferred Stock Eliminations is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the Transactions is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Directors

In accordance with the terms of the Transaction Agreement, on June 30, 2020, effective as of the effective time of the Match merger, each of Chelsea Clinton, Barry Diller, Michael D. Eisner, Bonnie S. Hammer, Victor A. Kaufman, Bryan Lourd, David Rosenblatt, Alexander von Furstenberg and Richard F. Zannino resigned from the board of directors of the Registrant.

Appointment of Directors and Committee Appointments

In accordance with the terms of the Transaction Agreement, on June 30, 2020, as of the effective time of the Match merger, the Company’s board of directors appointed Melissa Brenner, Sharmistha Dubey, Ann L. McDaniel, Thomas J. McInerney, Wendi Murdoch, Ryan Reynolds, Glenn Schiffman and Pamela S. Seymon to the Company’s board of directors. Following the appointment of the aforementioned directors, the Company’s board of directors approved the expansion of the size of the board of directors from 10 to 11 directors and appointed Stephen Bailey to the Company’s board of directors. Effective as of the effective time of the Match merger, the directors identified below were designated and appointed to the following committees of the Company’s board of directors:

Audit Committee: Alan G. Spoon (Chair), Stephen Bailey and Thomas J. McInerney

Nominating Committee: Ann L. McDaniel, Wendi Murdoch and Alan G. Spoon

Compensation and Human Resources Committee: Ann L. McDaniel (Chair), Melissa Brenner and Pamela S. Seymon

Pursuant to the Classification Charter Amendment (as defined below), the Company’s board of directors was divided into three classes, designated Class I, Class II and Class III, each consisting of approximately one-third of the total number of directors constituting the Company’s board of directors. Directors initially designated as Class I directors will serve for a term ending on the date of the first annual meeting of the Company after the closing of the Separation. Directors initially designated as Class II directors will serve for a term ending on the date of the second annual meeting of the Company after the closing of the Separation. Directors initially designated as Class III directors will serve for a term ending on the date of the third annual meeting of the Company after the closing of the Separation. Effective as of the effective time of the Match merger, the directors identified below were designated to the following classes:

Class I: Wendi Murdoch, Glenn Schiffman and Pamela S. Seymon

Class II: Stephen Bailey, Melissa Brenner, Ryan Reynolds and Alan G. Spoon

Class III: Sharmistha Dubey, Joseph Levin, Ann McDaniel and Thomas J. McInerney

In connection with their appointment to (or, in the case of Mr. Spoon, retention on) the New Match board of directors, each of Stephen Bailey, Melissa Brenner, Ann L. McDaniel, Thomas J. McInerney, Wendi Murdoch, Ryan Reynolds, Pamela S. Seymon and Alan G. Spoon were awarded 2,402 restricted stock units and became entitled to receive an annual grant of restricted stock units with a dollar value of $250,000 and a retainer fee of $50,000. In addition, Mr. Spoon and Ms. McDaniel, as the Chairpersons of the Audit and Compensation and Human Resources Committees, respectively, each became entitled to receive an additional annual retainer of $20,000, and each of the members of the Audit and Compensation and Human Resources Committees (including the Chairpersons) became entitled to receive an additional annual retainer of $10,000 and $5,000, respectively.

Removal of Officers

In accordance with the terms of the Transaction Agreement, on June 30, 2020, effective immediately prior to the Match merger, Barry Diller (Chairman and Senior Executive), Joseph Levin (Chief Executive Officer), Glenn H. Schiffman (Executive Vice President and Chief Financial Officer), Mark Stein (Executive Vice President and Chief Strategy Officer), Gregg Winiarski (Executive Vice President and General Counsel) and Michael Schwerdtman (Senior Vice President and Controller) were each removed from their respective positions of Old IAC.

Appointment of Officers

On June 30, 2020, effective as of the effective time of the Match merger, the following individuals, who had been previously serving in their respective positions shown below at Old Match, were appointed as executive officers of New Match as set forth in the table below:

Sharmistha Dubey	Chief Executive Officer

Gary Swidler	Chief Operating Officer and Chief Financial Officer

Jared F. Sine	Chief Legal Officer and Secretary

Philip D. Eigenmann	Senior Vice President and Chief Accounting Officer

In addition, on June 30, 2020, effective immediately following the effective time of the Match merger, Joseph Levin was appointed the Executive Chairman of New Match.

Biographical information for each of the Company’s executive officers is set forth below:

Sharmistha Dubey, age 49, is the Chief Executive Officer and a director of New Match and has served as the Chief Executive Officer of Old Match since March 2020. Ms. Dubey also served as a director of Old Match from September 2019 until June 30, 2020. Ms. Dubey served as President of Old Match from January 2018 to March 2020. Prior to that time, she served as Chief Operating Officer of Tinder from February 2017 to January 2018 and as President of Match Group Americas, where she oversaw the product and business operations for North American dating brands, including the Match U.S. brand, Plenty of Fish, OkCupid and Match Affinity Brands, from December 2015 to January 2018. Prior to that, she served in multiple roles within Old Match: Chief Product Officer of The Princeton Review and Tutor.com from July 2014 to December 2015; Executive Vice President of Tutor.com from April 2013 to July 2014; Chief Product Officer of Match.com from January 2013 through April 2013 and Senior Vice President, Match.com and Chemistry.com from September 2008 through December 2012.

Gary Swidler, age 49, is the Chief Operating Officer and Chief Financial Officer of New Match and has served as Chief Operating Officer of Old Match since March 2020 and as Chief Financial Officer of Old Match since September 2015. Prior to joining Old Match, Mr. Swidler was a Managing Director and Head of the Financial Institutions Investment Banking Group at Bank of America Merrill Lynch (“Merrill Lynch”) from April 2014 to August 2015. Prior to that time, Mr. Swidler held a variety of positions at Merrill Lynch and its predecessors since 1997, most recently as Managing Director and Head of Specialty Finance from April 2009 to April 2014. Prior to joining Merrill Lynch, Mr. Swidler was an associate at the law firm of Wachtell, Lipton, Rosen & Katz. Mr. Swidler has a BSE from the Wharton School at the University of Pennsylvania and a JD from New York University School of Law.

Jared F. Sine, age 41, is the Chief Legal Officer and Secretary of New Match and has served as Chief Legal Officer and Secretary of Old Match since February 2019. Prior to that time, he served as General Counsel and Secretary of Old Match from July 2016. Prior to joining Old Match, Mr. Sine was Vice President and Associate General Counsel of Expedia Group, Inc. (“Expedia”) from July 2015 to June 2016 and in that capacity was responsible for mergers, acquisitions and other strategic transactions. Prior to that time, Mr. Sine held a variety of legal positions at Expedia from October 2012. Prior to joining Expedia, Mr. Sine was an associate at the law firms of Latham & Watkins and Cravath, Swaine & Moore. Mr. Sine has a BS and JD from Brigham Young University.

Philip D. Eigenmann, age 49, is the Senior Vice President and Chief Accounting Officer of New Match and has served as Senior Vice President and Chief Accounting Officer of Old Match since November 2017. Prior to that time, he held positions of increasing responsibility with Old Match and its predecessors since May 2006, providing leadership to the accounting organization through a variety of acquisitions and organic growth, including Senior Vice President and Global Controller since February 2016. Prior to that, Mr. Eigenmann served as Vice President and Global Controller of Old Match since December 2009. Prior to joining Old Match, Mr. Eigenmann held various finance and accounting leadership roles with AMX Corporation, a worldwide leader in advanced control and automation technology for commercial and residential markets, which was publicly traded on Nasdaq until its acquisition by The Duchossois Group in 2005. Mr. Eigenmann began his career in the audit practice of Ernst & Young in Dallas, Texas. He received a BBA in Accounting from Texas A&M University and is a certified public accountant in the State of Texas.

Joseph Levin, age 40, is the Executive Chairman of the board of New Match. Mr. Levin served as Chairman of the board of directors (in a non-executive capacity) of Old Match from December 2017 to June 30, 2020, and as a director of Old Match from October 2015 to June 30, 2020. Mr. Levin is the Chief Executive Officer of New IAC and served as Chief Executive Officer of Old IAC from June 2015 to June 30, 2020. Prior to June 2015, Mr. Levin served as Chief Executive Officer of IAC Search & Applications, overseeing the desktop software, mobile applications and media properties that comprised Old IAC’s former Search & Applications segment, from January 2012. From November 2009 to January 2012, Mr. Levin served as Chief Executive Officer of Mindspark Interactive Network, an Old IAC subsidiary, and previously served in various capacities at Old IAC in strategic planning, mergers and acquisitions and finance since joining Old IAC in 2003. Mr. Levin serves on the board of directors of New IAC and served on the board of directors of Old IAC from June 2015 to June 30, 2020. Mr. Levin has served on the board of directors of ANGI Homeservices Inc. since September 2017 and currently serves as Chairman of the board of directors. Mr. Levin previously served on the boards of directors of LendingTree, Inc. (from August 2008 through November 2014), The Active Network (beginning prior to its 2011 initial public offering through its sale in December 2013) and Groupon, Inc. (from March 2017 to July 2019). In addition to his for-profit affiliations, Mr. Levin serves on the Undergraduate Executive Board of the Wharton School.

Assignment of Employment Agreements

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Ms. Dubey entered into that certain Assignment of Employment Agreement to New Match (the “Dubey Assignment Agreement”), whereby New Match assumed the previous employment agreement between Old Match and Ms. Dubey relating to Ms. Dubey’s position as Chief Executive Officer of Old Match. The terms of Ms. Dubey’s employment agreement are substantially the same as those set forth in the employment agreement entered into on February 13, 2020 between Old Match and Ms. Dubey (the “Dubey Employment Agreement”), and as previously reported in the amendment to the Current Report on Form 8-K filed by Old Match on February 20, 2020. The foregoing descriptions of the Dubey Employment Agreement and the Dubey Assignment Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, which are attached hereto as Exhibits 10.13 and 10.14, respectively, and are incorporated herein by reference.

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Mr. Swidler entered into that certain Assignment of Employment Agreement to New Match (the “Swidler Assignment Agreement”), whereby New Match assumed the previous employment agreement between Old Match and Mr. Swidler relating to Mr. Swidler’s position as Chief Operating Officer and Chief Financial Officer of Old Match. The terms of Mr. Swidler’s employment agreement are substantially the same as those set forth in the employment agreement entered into on August 8, 2018, as amended on February 13, 2020 (the “Swidler Employment Agreement Amendment”), between Old Match and Mr. Swidler (the “Swidler Employment Agreement”), and as previously reported in the Current Report on Form 8-K filed by Old Match on August 14, 2018 and amendment to the Current Report on Form 8-K filed by Old Match on February 20, 2020. The foregoing descriptions of the Swidler Employment Agreement, the Swidler Employment Agreement Amendment, and the Swidler Assignment Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, which are attached hereto as Exhibits 10.15, 10.16 and 10.17 and are incorporated herein by reference.

On June 30, 2020, immediately after the consummation of the Separation, Match Merger Sub, New Match and Mr. Sine entered into that certain Assignment of Employment Agreement to New Match (the “Sine Assignment Agreement”), whereby New Match assumed the previous employment agreement between Old Match and Mr. Sine relating to Mr. Sine’s position as Chief Legal Officer and Secretary of Old Match. The terms of Mr. Sine’s employment agreement are substantially the same as those set forth in the employment agreement entered into on August 8, 2018 between Old Match and Mr. Sine (the “Sine Employment Agreement”), and as previously reported in the Current Report on Form 8-K filed by Old Match on August 14, 2018. The foregoing descriptions of the Sine Employment Agreement and the Sine Assignment Agreement do not purport to be complete and are qualified in their entirety by reference to the full texts thereof, which are attached hereto as Exhibits 10.18 and 10.19 and are incorporated herein by reference.

Assumption of 2017 Stock and Annual Incentive Plan

On June 30, 2020, pursuant to the Transaction Agreement, in connection with the consummation of the Separation, the Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan, as amended by the First Amendment to the Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan (as amended, the “2017 Match Group Plan”) was assumed by New Match. From and following such date, New Match became the sponsor of the 2017 Match Group Plan and issuer with respect to the shares of Company Common Stock issued under the 2017 Match Group Plan. All awards outstanding immediately prior to the Separation were assumed by New Match and converted into awards in respect of shares of Company Common Stock in accordance with the Transaction Agreement. Each option to purchase Old Match common stock, each award of Old Match restricted stock units and each award of Old Match performance stock units was assumed by the Company on the same terms and conditions applicable to the existing equity award, with equitable adjustments to the number of shares of Company Common Stock covered by the award, the applicable exercise price in the case of options and the applicable reference price in the case of certain performance stock units. The foregoing descriptions of the 2017 Match Group Plan and the terms and conditions of awards pursuant to the 2017 Match Group Plan do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 10.4, 10.5, 10.6 and 10.7 and are incorporated herein by reference.

Assumption of 2015 Stock and Annual Incentive Plan

On June 30, 2020, pursuant to the Transaction Agreement, in connection with consummation of the Separation, the Match Group, Inc. 2015 Stock and Annual Incentive Plan, as amended by the First Amendment to the Match Group, Inc. 2015 Stock and Annual Incentive Plan and the Second Amendment to the Match Group, Inc. 2015 Stock and Annual Incentive Plan (as amended, the “2015 Match Group Plan”) was assumed by New Match. From and following such date, New Match became the sponsor of the 2015 Match Group Plan and issuer with respect to the shares of Company Common Stock issued under the 2015 Match Group Plan. All awards outstanding immediately prior to the Separation were assumed by New Match and converted into awards in respect of shares of Company Common Stock in accordance with the Transaction Agreement. Each option to purchase Old Match common stock, each award of Old Match restricted stock units and each award of Old Match performance stock units was assumed by the Company on the same terms and conditions applicable to the existing equity award, with equitable adjustments to the number of shares of Company Common Stock covered by the award, the applicable exercise price in the case of options and the applicable reference price in the case of certain performance stock units. The foregoing descriptions of the 2015 Match Group Plan and the terms and conditions of awards pursuant to the 2015 Match Group Plan do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 10.8, 10.9, 10.10, 10.11 and 10.12 and are incorporated herein by reference.

Assumption of Old IAC Stock and Annual Incentive Plans by New IAC

On June 30, 2020, pursuant to the Transaction Agreement, in connection with the consummation of the Separation, the IAC/InterActiveCorp 2018 Stock and Annual Incentive Plan, the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan, the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan and the IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (collectively, the “Old IAC Stock and Annual Incentive Plans”) were each assumed by New IAC. From and following such date, New IAC became the sponsor of the Old IAC Stock and Annual Incentive Plans. Each Old IAC option that was outstanding as of December 19, 2019, and immediately prior to the completion of the Separation, converted into an option to purchase common stock of New IAC and an option to purchase Company Common Stock in a manner that preserved the spread value of the options immediately before and immediately after the adjustment, with the allocation between the two options based on the value of a share of New IAC common stock relative to the product of the value of a share of Company Common Stock multiplied by the Reclassification Exchange Ratio (as defined in the Transaction Agreement). Each IAC option that was granted on or after December 20, 2019 and was outstanding immediately prior to the completion of the Separation converted into an option to purchase New IAC common stock on the same terms and conditions applicable to the existing equity award, with equitable adjustments to the number of shares of New IAC common stock covered by the option and the applicable option exercise price. Awards of Old IAC restricted stock units and performance stock units converted into awards of New IAC restricted stock units on a basis that preserved the fair market value of such awards immediately before and immediately after the conversion, with equitable adjustments to the applicable reference price in the case of certain performance stock units.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 30, 2020, in connection with the Transactions, the following instruments were filed with the Secretary of State of the State of Delaware (collectively, the “Charter Amendments”):

•	A certificate of amendment to Old IAC’s Restated Certificate of Incorporation, which provided for, among other things, the reclassification of Old IAC Common Stock and Old IAC Class B Common (the “Reclassification Charter Amendment”);

•	A certificate of amendment to Old IAC’s Restated Certificate of Incorporation, which provided for, among other things, the classification of the New Match board of directors into three classes, with each class serving three-year terms (the “Classification Charter Amendment”);

•	A certificate of amendment to Old IAC’s Restated Certificate of Incorporation, which prohibits action by written consent of stockholders of New Match in lieu of a stockholder meeting, subject to any rights of holders of preferred stock (the “Stockholder Written Consent Charter Amendment”); and

•	A certificate of amendment to Old IAC’s Restated Certificate of Incorporation, which, among other things, changed the name of the Old IAC Class M Common Stock to “Common Stock” and changed the Registrant’s name from “IAC/InterActiveCorp” to “Match Group, Inc.” (the “Name Change Charter Amendment”).

The Company also amended and restated its by-laws (the “Second Amended and Restated By-Laws”), effective immediately following the effective time of the Match merger, on June 30, 2020, to reflect the changes contemplated by the Transaction Agreement.

A description of the material provisions of the Reclassification Charter Amendment, the Classification Charter Amendment, the Stockholder Written Consent Charter Amendment, the Name Change Charter Amendment and the Second Amended and Restated By-Laws can be found in the Registration Statement, under the section entitled “Description of New Match Capital Stock,” which is incorporated by reference into this Item 5.03. The foregoing descriptions of the Reclassification Charter Amendment, the Classification Charter Amendment, the Stockholder Written Consent Charter Amendment, the Name Change Charter Amendment and the Second Amended and Restated By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 3.1, 3.2, 3.3, 3.4 and 3.11, respectively, and are incorporated herein by reference.

On June 30, 2020, in connection with the Separation, Old IAC filed with the Secretary of State of the State of Delaware a certificate of elimination with respect to its Series 1 Mandatorily Exchangeable Preferred Stock (the “Series 1 Certificate of Elimination”), a certificate of elimination with respect to its Series 2 Mandatorily Exchangeable Preferred Stock (the “Series 2 Certificate of Elimination”), a certificate of elimination with respect to its Series A Cumulative Preferred Stock (the “Series A Certificate of Elimination”), a certificate of elimination with respect to its Series B Cumulative Preferred Stock (the “Series B Certificate of Elimination”), a certificate of elimination with respect to its Series C Cumulative Preferred Stock (the “Series C Certificate of Elimination”) and a certificate of elimination with respect to its Series D Cumulative Preferred Stock (the “Series D Certificate of Elimination” and, collectively, the “Preferred Stock Eliminations”) to reflect that the Company does not have any outstanding preferred stock following the Separation. The foregoing descriptions of the Series 1 Certificate of Elimination, the Series 2 Certificate of Elimination, the Series A Certificate of Elimination, the Series B Certificate of Elimination, the Series C Certificate of Elimination and the Series D Certificate of Elimination do not purport to be complete and are qualified in their entirety by reference to the full text thereof, which are attached hereto as Exhibits 3.5, 3.6, 3.7, 3.8, 3.9 and 3.10, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment to Restated Certificate of Incorporation of IAC/InterActiveCorp (incorporated by reference to Exhibit 3.4 to the Company’s Registration Statement on Form 8-A/A, filed on July 1, 2020).
3.2	Certificate of Amendment to Restated Certificate of Incorporation of IAC/InterActiveCorp (incorporated by reference to Exhibit 3.5 to the Company’s Registration Statement on Form 8-A/A, filed on July 1, 2020).
3.3	Certificate of Amendment to Restated Certificate of Incorporation of IAC/InterActiveCorp (incorporated by reference to Exhibit 3.6 to the Company’s Registration Statement on Form 8-A/A, filed on July 1, 2020).
3.4	Certificate of Amendment to Restated Certificate of Incorporation of IAC/InterActiveCorp (incorporated by reference to Exhibit 3.7 to the Company’s Registration Statement on Form 8-A/A, filed on July 1, 2020).
3.5	Certificate of Elimination, with respect to the Series 1 Mandatory Exchangeable Preferred Stock.
3.6	Certificate of Elimination, with respect to the Series 2 Mandatory Exchangeable Preferred Stock.
3.7	Certificate of Elimination, with respect to the Series A Cumulative Preferred Stock.
3.8	Certificate of Elimination, with respect to the Series B Cumulative Preferred Stock.
3.9	Certificate of Elimination, with respect to the Series C Cumulative Preferred Stock.
3.10	Certificate of Elimination, with respect to the Series D Cumulative Preferred Stock.
3.11	Second Amended and Restated By-laws of Match Group, Inc. (incorporated by reference to Exhibit 3.3 to the Company’s Registration Statement on Form 8-A/A, filed on July 1, 2020).
4.1	Demand Promissory Note, dated as of June 30, 2020, by IAC/InterActiveCorp.
4.2	Indenture for 0.875% Senior Exchangeable Notes due 2022, dated as of October 2, 2017, among IAC FinanceCo, Inc., IAC/InterActiveCorp and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on October 6, 2017).
4.3	Supplemental Indenture, dated as of June 30, 2020, among IAC FinanceCo, Inc., Match Group, Inc. and Computershare Trust Company, N.A., as Trustee, relating to the 0.875% Senior Exchangeable Notes due 2022.
4.4	Indenture for 0.875% Senior Exchangeable Notes due 2026, dated as of May 28, 2019, among IAC FinanceCo 2, Inc., IAC/InterActiveCorp and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed on May 28, 2019).
4.5	Supplemental Indenture, dated as of June 30, 2020, among IAC FinanceCo 2, Inc., Match Group, Inc. and Computershare Trust Company, N.A., as Trustee, relating to the 0.875% Senior Exchangeable Notes due 2026.
4.6	Indenture for 2.00% Senior Exchangeable Notes due 2030, dated as of May 28, 2019, among IAC FinanceCo 3, Inc., IAC/InterActiveCorp and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed on May 28, 2019).
4.7	Supplemental Indenture, dated as of June 30, 2020, among IAC FinanceCo 3, Inc., Match Group, Inc. and Computershare Trust Company, N.A., as Trustee, relating to the 2.00% Senior Exchangeable Notes due 2030.
4.8	Indenture, dated December 4, 2017, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on December 4, 2017).
4.9	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the 5.000% Senior Notes due 2027.

4.10	Indenture, dated May 19, 2020, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on May 20, 2020).
4.11	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the 4.625% Senior Notes due 2028.
4.12	Indenture, dated as of February 15, 2019, between Match Group, Inc. and Computershare Trust Company, N.A. as trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on February 15, 2019).
4.13	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the issuance of the 5.625% Senior Notes due 2029.
4.14	Indenture, dated February 11, 2020, between Match Group, Inc. and Computershare Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.1 to Old Match’s Current Report on Form 8-K, filed on February 11, 2020).
4.15	Supplemental Indenture, dated as of June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC and Computershare Trust Company, N.A., as Trustee, relating to the issuance of the 4.125% Senior Notes due 2030.
10.1	Transition Services Agreement, dated as of June 30, 2020, by and between IAC/InterActiveCorp and IAC Holdings, Inc.
10.2	Amended and Restated Employee Matters Agreement, dated as of June 30, 2020, by and among IAC/InterActiveCorp, Match Group, Inc. and IAC Holdings, Inc.
10.3	Tax Matters Agreement, dated as of June 30, 2020, by and between IAC/InterActiveCorp and IAC Holdings, Inc.
10.4	Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on June 21, 2018).
10.5	First Amendment to Match Group, Inc. Amended and Restated 2017 Stock and Annual Incentive Plan.
10.6	Form of Terms and Conditions for Stock Options granted under the Match Group, Inc. 2017 Stock and Annual Incentive Plan. (incorporated by reference to Exhibit 10.1 to Old Match’s Quarterly Report on Form 10-Q, filed on November 9, 2017).
10.7	Form of Terms and Conditions for Restricted Stock Units granted under the Match Group, Inc. 2017 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.2 to Old Match’s Quarterly Report on Form 10-Q, filed on November 9, 2017).
10.8	Match Group, Inc. 2015 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.5 to Old Match’s Current Report on Form 8-K, filed on November 24, 2015).
10.9	First Amendment to Match Group, Inc. 2015 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.1 to Old Match’s Quarterly Report on Form 10-Q, filed on August 4, 2017).
10.10	Second Amendment to Match Group, Inc. 2015 Stock and Annual Incentive Plan.
10.11	Form of Terms and Conditions for Stock Options granted under the Match Group, Inc. 2015 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.7 to Old Match’s Annual Report on Form 10-K, filed on February 28, 2017).
10.12	Form of Terms and Conditions for Restricted Stock Units granted under the Match Group, Inc. 2015 Stock and Annual Incentive Plan (incorporated by reference to Exhibit 10.8 to Old Match’s Annual Report on Form 10-K, filed on February 28, 2017).
10.13	Employment Agreement between Sharmistha Dubey and Match Group, Inc. dated as of February 13, 2020 (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K/A, filed on February 20, 2020).
10.14	Assignment of Employment Agreement among Sharmistha Dubey, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020.
10.15	Employment Agreement between Gary Swidler and Match Group, Inc. dated as of August 8, 2018 (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on August 14, 2018).

10.16	Employment Agreement Amendment between Gary Swidler and Match Group, Inc. dated as of February 13, 2020 (incorporated by reference to Exhibit 10.2 to Old Match’s Current Report on Form 8-K/A, filed on February 20, 2020).
10.17	Assignment of Employment Agreement among Gary Swidler, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020.
10.18	Employment Agreement between Jared Sine and Match Group, Inc. dated as of August 8, 2018 (incorporated by reference to Exhibit 10.2 to Old Match’s Current Report on Form 8-K, filed on August 14, 2018).
10.19	Assignment of Employment Agreement among Jared Sine, Match Group, Inc. and Valentine Merger Sub LLC, dated as of June 30, 2020.
10.20	Amended and Restated Credit Agreement, dated as of November 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.11 to Old Match’s Annual Report on Form 10-K, filed on March 28, 2016).
10.21	Amendment No. 3, dated as of December 8, 2016, to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on December 8, 2016).
10.22	Amendment No. 4, dated as of August 14, 2017, to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on August 17, 2017).
10.23	Amendment No. 5 dated as of December 7, 2018 to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, and as further amended as of August 14, 2017, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on December 13, 2018).
10.24	Amendment No. 6 dated as of February 13, 2020 to the Credit Agreement dated as of October 7, 2015, as amended and restated as of November 16, 2015, as further amended as of December 16, 2015, as further amended as of December 8, 2016, as further amended as of August 14, 2017 and as further amended as of December 7, 2018, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and the other parties thereto (incorporated by reference to Exhibit 10.1 to Old Match’s Current Report on Form 8-K, filed on February 20, 2020).
10.25	Joinder and Reaffirmation Agreement, dated as June 30, 2020, by and among Match Group, Inc., Match Group Holdings II, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, to the Credit Agreement, dated as of November 16, 2015, among Match Group, Inc., as borrower, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other parties thereto, as amended.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Match Group, Inc.

By:	/s/ Jared F. Sine
Name:	Jared F. Sine
Title:	Chief Legal Officer & Secretary

Date: July 2, 2020